CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of his knowledge, that:

1. The Form N-CSR of BARON SELECT FUNDS (the “Issuer”) and its separate series for the period ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 6, 2020

By:	/s/ Ronald Baron
Ronald Baron Chief Executive Officer

CERTIFICATION PURSUANT TO SECTION 906

OF

THE SARBANES OXLEY ACT

The undersigned hereby certifies, to the best of her knowledge, that:

1. The Form N-CSR of BARON SELECT FUNDS (the “Issuer”) and its separate series for the period ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 6, 2020

By:	/s/ Peggy Wong
Peggy Wong Treasurer and Chief Financial Officer